EXHIBIT 32.2

CERTIFICATION OF CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Assured Guaranty Ltd. (the “Company”) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert A. Bailenson, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT A. BAILENSON

Name: Robert A. Bailenson
Title: Chief Financial Officer
Date: May 10, 2012

4D